Exhibit 10.8

AMENDMENT NO. 3 TO ADMINISTRATION AGREEMENT
THIS AMENDMENT NO. 3 TO ADMINISTRATION AGREEMENT (this “Amendment”), dated as of November 8, 2016 and made effective as of July 1, 2016, by and among PROSPER FUNDING LLC (the “Company” and the “Licensor”), PROSPER MARKETPLACE, INC., in its capacity as the Licensee (“Licensee”), PROSPER MARKETPLACE, INC., in its separate capacity as the Corporate Administrator (the “Corporate Administrator”), PROSPER MARKETPLACE, INC., in its separate capacity as the Loan Platform Administrator (the “Loan Platform Administrator”), and PROSPER MARKETPLACE, INC., in its separate capacity as the Loan and Note Servicer (the “Loan and Note Servicer”).
RECITALS
WHEREAS, the parties hereto entered into that certain Administration Agreement dated as of January 22, 2013 and made effective as of February 1, 2013, pursuant to which Prosper Marketplace, Inc. provides Prosper Funding LLC certain corporate administration services and platform administration services, and services all Borrower Loans and Securities (as heretofore amended or otherwise modified, the “Administration Agreement”);
WHEREAS, the parties hereto entered into that certain Amendment No. 1 to Administration Agreement dated as of January 1, 2014, pursuant to which the parties amended the Annual Corporate Administration Fee specified on Exhibit C of the Administration Agreement;
WHEREAS, the parties hereto entered into that certain Amendment No. 2 to Administration Agreement dated as of January 1, 2015, pursuant to which the parties further amended the Annual Corporate Administration Fee specified on Exhibit C of the Administration Agreement; and
WHEREAS, the parties hereto desire to further amend the fees specified on Exhibit C of the Administration Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:
ARTICLE 1.
DEFINITIONS
1.1    Any capitalized terms used in this Amendment but not otherwise defined shall have the meanings ascribed to those terms under the Administration Agreement.
ARTICLE 2.
MODIFICATIONS
2.1    Effective as of July 1, 2016, the “License Fee” section of Exhibit C to the Administration Agreement is hereby deleted in its entirety and replaced with the following:
On the last Business Day of each calendar month, Licensee shall pay to Licensor a License Fee equal to the sum of (a) the product of $120.00 and the number of borrower listings posted on the Prosper System since the preceding monthly License Fee payment date, and (b) $300,000.
2.2    Effective as of July 1, 2016, the “Corporate Administration Fee” section of Exhibit C to the Administration Agreement is hereby deleted in its entirety and replaced with the following:
On the last Business Day of each calendar month, the Company shall pay to the Corporate Administrator (in respect of its provision of the services specified in Article III of this Agreement) an amount equal to $500,000; provided that, in the case of the last payment of the Corporate Administration Fee due under Article III of this Agreement, the amount due shall be pro-rated by the number of days from the last monthly fee payment date and the date on which the Corporate Administrator stopped providing the services specified in Article III of this Agreement.
2.3    Effective as of July 1, 2016, the “Loan Platform Servicing Fee” section of Exhibit C to the Administration Agreement is hereby deleted in its entirety and replaced with the following:
On the last Business Day of each calendar month, the Company shall pay to the Loan Platform Administrator (in respect of its provision of the services described in Article IV of this Agreement) an amount equal to the product of $150.00 and the number of Borrower Loans funded since the last monthly fee payment date.
2.4    Effective as of July 1, 2016, the “Loan and Note Servicing Fee” section of Exhibit C to the Administration Agreement is hereby deleted in its entirety and replaced with the following:
On the last Business Day of each calendar month, the Company shall pay to the Loan and Note Servicer (in respect of its provision of the services described in Article V of this Agreement) an amount equal to 62.5% of all servicing fees collected by or on behalf of the Company and all nonsufficient funds fees collected by or on behalf of the Company since the preceding Loan and Note Servicing Fee payment date.
2.5    Effective as of July 1, 2016, a new section entitled “Rebates” shall be added to the end of Exhibit C to the Administration Agreement, which section shall state in its entirety:
On the last Business Day of each calendar month, the Loan Platform Administrator shall pay to the Company an amount equal to the net expense for all rebates incurred by the Company to investors as an incentive to purchase loans from the Company since the preceding Rebate payment date.
ARTICLE 3.
MISCELLANEOUS
3.1    Reference to and Effect on the Administration Agreement.
i.Upon the effectiveness of this Amendment, (i) each reference in the Administration Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Administration Agreement as amended or otherwise modified hereby and (ii) each reference to the Administration Agreement or any other document, instrument or agreement executed and/or delivered in connection with the Administration Agreement, shall mean and be a reference to the Administration Agreement as amended or otherwise modified hereby.
ii.Except as specifically waived, amended or otherwise modified above, the terms and conditions of the Administration Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
iii.The execution, delivery and effectiveness of this Amendment shall not constitute a waiver of any provision contained in the Administration Agreement, except as specifically set forth herein.
3.2    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging system shall be effective as delivery of a manually executed counterpart of this Amendment.
3.3    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
3.4    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
3.5    Successors and Assigns. This Amendment shall be binding upon each party hereto and their respective successors and assigns, and shall inure to the benefit of each party hereto and their successors and assigns.
3.6    Entire Agreement. This Amendment, taken together with the Administration Agreement, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.
(a)
IN WITNESS WHEREOF, each Party has caused this Amendment to be signed in its corporate name on its behalf by its proper official duly authorized as of the day, month and year first above written.
Company:
PROSPER FUNDING LLC
By:
Name:    Sachin Adarkar
Title:    Secretary

Address:	221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 45-4526070

Licensor:
PROSPER FUNDING LLC
By:
Name:    Sachin Adarkar
Title:    Secretary

Address:	221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 45-4526070

Licensee:
PROSPER MARKETPLACE, INC.

By:
Name:     Sachin Adarkar
Title:     General Counsel and Secretary

Address:	221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 73-1733867
Corporate Administrator:
PROSPER MARKETPLACE, INC.

By:
Name:     Sachin Adarkar
Title:     General Counsel and Secretary

Address:	221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 73-1733867

Loan Platform Administrator:
PROSPER MARKETPLACE, INC.

By:
Name:     Sachin Adarkar
Title:     General Counsel and Secretary

Address:	221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 73-1733867

Loan and Note Servicer:
PROSPER MARKETPLACE, INC.

By:
Name:     Sachin Adarkar
Title:     General Counsel and Secretary

Address:	221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 73-1733867